Exhibit 4.2

EXECUTION VERSION

ABBVIE INC.

SUPPLEMENTAL INDENTURE NO. 1

$3,500,000,000 1.200% Senior Notes due 2015
$4,000,000,000 1.750% Senior Notes due 2017
$1,000,000,000 2.000% Senior Notes due 2018
$3,100,000,000 2.900% Senior Notes due 2022
$2,600,000,000 4.400% Senior Notes due 2042
$500,000,000 Floating Rate Senior Notes due 2015

THIS SUPPLEMENTAL INDENTURE NO. 1, dated as of November 8, 2012 (the “Supplemental Indenture”), among ABBVIE INC., a Delaware corporation (the “Company”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of the date hereof (the “Indenture”), providing for the issuance from time to time of one or more series of Securities (as defined in the Indenture);

WHEREAS, Article Nine of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

WHEREAS, Section 9.1(7) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 of the Indenture;

WHEREAS, Section 9.1(6) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to add any guarantees of, or additional obligors on, Securities of any series; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the issuance of the series of Securities provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such series as follows:

ARTICLE ONE

RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1                                    Relation to Indenture.  This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.2                                    Definitions.  For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

“2015 Notes” means the 1.200% Senior Notes due 2015.

“2017 Notes” means the 1.750% Senior Notes due 2017.

“2018 Notes” means the 2.000% Senior Notes due 2018.

“2022 Notes” means the 2.900% Senior Notes due 2022.

“2042 Notes” means the 4.400% Senior Notes due 2042.

“2015 Floating Rate Notes” means the Floating Rate Senior Notes due 2015.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depository for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Clearstream” means Clearstream Banking, societe anonyme, Luxembourg.

“Definitive Note” means a certificated Initial Note or Exchange Note (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“Exchange Notes” means the Notes of the Company issued in exchange for Initial Notes pursuant to the Indenture and this Supplemental Indenture in connection with the Registered Exchange Offer.

“Fixed Rate Notes” means the 2015 Notes, the 2017 Notes, the 2018 Notes, the 2022 Notes and the 2042 Notes.

“Global Notes Legend” means the legend set forth in Exhibits A1 and A2 to this Supplemental Indenture.

“Guarantee Agreement” means the Guarantee Agreement dated November 8, 2012, between the Guarantor and the Trustee.

“Guarantee Release Date” means the date upon which the Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

“Guarantor” means Abbott Laboratories, an Illinois corporation.

“Initial Notes” means the Rule 144A Notes and the Regulation S Notes.

“Initial Purchasers” means Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other initial purchasers listed on Schedule I to the Purchase Agreement.

“Notes” means the 2015 Notes, the 2017 Notes, the 2018 Notes, the 2022 Notes, the 2042 Notes and the 2015 Floating Rate Notes.

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by the Depository) or any successor person thereto, who will initially be the Trustee.

“Original Issue Date” means November 8, 2012.

“Parent Guarantee” means the Guarantor’s guarantee of the Notes provided under the Guarantee Agreement.

“Participant” means members of, or participants in, the Depository.

“Purchase Agreement” means the Purchase Agreement dated November 5, 2012, among the Company, the Guarantor, Morgan Stanley & Co. LLC, as the selling noteholder, and the Initial Purchasers.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement dated November 8, 2012, among the Company, the Guarantor and the Initial Purchasers.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Notes” means all Notes offered and sold outside the United States in reliance on Regulation S.

“Restricted Notes Legend” means the legend set forth in Section 2.5(e)(i)

“Restricted Period” with respect to any Notes means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Original Issue Date with respect to such Notes.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Notes” means all Notes offered and sold to QIBs in reliance on Rule 144A.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of the Initial Notes pursuant to Section 2(b) of the Registration Rights Agreement.

“Transfer Restricted Notes” means Definitive Notes and any other Notes that bear or are required to bear the Restricted Notes Legend.

Section 1.3                                    Amendment to Section 5.1 of the Indenture.  For the sole benefit of the Holders of the Notes, Section 5.1 of the Indenture shall be amended by adding the following subsection (8) as an Event of Default for as long as the related Parent Guarantee remains in effect:

(8)                                 except as permitted by the Guarantee Agreement, the Parent Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or the Guarantor, or any Person acting on its behalf, shall deny or disaffirm in writing its obligation under the Parent Guarantee relating to such series of Notes.

Section 1.4                                    Amendment to Section 9.1 of the Indenture.  With respect to the Holders of the Notes, Section 9.1 of the Indenture shall be amended by adding the following subsection (11) and the following paragraph after clause (11):

(11)                          to effect a release of the Parent Guarantee in accordance with the terms of the Guarantee Agreement.

The Guarantor and the Trustee, at any time and from time to time, may amend the Guarantee Agreement without the consent of any Holders in accordance with the terms of the Guarantee Agreement.

Section 1.5                                    Amendment to Section 9.2 of the Indenture.  With respect to the Holders of the Notes, Section 9.2 of the Indenture shall be amended for as long as the related Parent Guarantee remains in effect by adding the following paragraph after clause (3):

The Guarantor and the Trustee may amend the Guarantee Agreement with the consent of each Holder of the Outstanding Securities of each series affected by such amendment, in accordance with the Guarantee Agreement.

Section 1.6                                    Amendment to Section 10.6(2) of the Indenture.  For the sole benefit of the Holders of the Notes, Section 10.6(2) of the Indenture shall be amended by replacing it with the following subsection (2) for as long as the related Parent Guarantee remains in effect:

(2)                                 Mortgages in favor of the Company or any Subsidiary (or, if prior to the Guarantee Release Date, the Guarantor or any subsidiary of the Guarantor);

Section 1.7                                    Rules of Construction.  For all purposes of this Supplemental Indenture:

(a)                                 capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)                                 all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c)                                  the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

(d)                                 in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

ARTICLE TWO

THE SECURITIES

Section 2.1                                    Title of the Notes.  There shall be (i) a series of Securities designated the 1.200% Senior Notes due 2015, (ii) a series of Securities designated the 1.750% Senior Notes due 2017, (iii) a series of Securities designated the 2.000% Senior Notes due 2018, (iv) a series of Securities designated the 2.900% Senior Notes due 2022, (v) a series of Securities designated the 4.400% Senior Notes due 2042 and (vi) a series of Securities designated the Floating Rate Senior Notes due 2015.

Section 2.2                                    Initial Principal Amount.  The 1.200% Senior Notes due 2015 will be initially issued in an aggregate principal amount of $3,500,000,000, the 1.750% Senior Notes due 2017 will be initially issued in an aggregate principal amount of $4,000,000,000, the 2.000% Senior Notes due 2018 will be initially issued in an aggregate principal amount of $1,000,000,000, the 2.900% Senior Notes due 2022 will be initially issued in an aggregate principal amount of $3,100,000,000, the 4.400% Senior Notes due 2042 will be initially issued in an aggregate principal amount of $2,600,000,000 and the Floating Rate Senior Notes due 2015 will be initially issued in an aggregate principal amount of $500,000,000.

Section 2.3                                    Parent Guarantee.  The Notes of each series initially will be fully and unconditionally guaranteed on a unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

Section 2.4                                    Form and Dating.

(a)                                 General.  The 2015 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A1 hereto.  The 2017 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A2 hereto.  The 2018 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A3 hereto.  The 2022 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A4 hereto.  The 2042 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A5 hereto.  The 2015 Floating Rate Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A6 hereto.  The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage.  Each Note shall be dated the date of its authentication.  The Notes shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.  However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

The Initial Notes issued on the date hereof will be (i) offered and sold pursuant to the Purchase Agreement and (ii) resold initially only to (a) QIBs in reliance on Rule 144A and (b) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S.  Such Initial Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S.

The Company hereby designates The Depository Trust Company as the initial Depository for the Global Notes.

(b)                                 Global Notes.  The Rule 144A Notes shall be issued initially in the form of one or more notes in registered, global form (collectively, the “Rule 144A Global Notes”) and the Regulation S Notes shall be issued initially in the form of one or more temporary notes in registered, global form (collectively, the “Regulation S Global Notes”), in each case without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Notes Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.  Beneficial ownership interests in the Regulation S Global Notes shall not be exchangeable for interests in the Rule 144A Global Notes or any other Note without a Restricted Notes Legend until the expiration of the Restricted Period.  The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.”  The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(c)                                  Book-Entry Provisions.  This Section 2.4(c) shall apply only to a Global Note deposited with or on behalf of the Depository.  The Company shall execute and the Trustee shall, in accordance with this Section 2.4(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depository for such Global Note or Global Notes or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as Notes Custodian.

Participants shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as Notes Custodian or under such Global Note, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(d)                                 Definitive Notes.  Except as provided in Section 2.6, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated Notes.

Section 2.5                                    Transfer and Exchange.

(a)                                 Transfer and Exchange of Definitive Notes.  When Definitive Notes are presented to the Security Registrar with a request:

(i)                                     to register the transfer of such Definitive Notes; or

(ii)                                  to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(A)                               shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(B)                               are accompanied by the following additional information and documents, as applicable:

(x)                                 if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Note); or

(y)                                 if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Note); or

(C)                               if such Definitive Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Note) and (ii) if the Company or Security Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.5(e)(i).

(b)                                 Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note.  A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.  Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

(i)                                     certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (a) to a QIB in accordance with Rule 144A or (b) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

(ii)                                  written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled.  If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.6, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c)                                  Transfer and Exchange of Global Notes.

(i)                                     The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor.  A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.  Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Rules 903 or 904 of Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii)                                  If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii)                               Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.6), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(iv)                              In the event that a Global Note is exchanged for Definitive Notes pursuant to Section 2.6 prior to the consummation of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.5 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d)                                 Restrictions on Transfer of Regulation S Global Notes.

(i)                                     Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream.  During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (a) to the Company, (b) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (c) in an offshore transaction in accordance with Regulation S, (d) pursuant to an available exemption from registration under the Securities Act or (e)  pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.  Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or 144A of the Securities Act and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A.  Such written certification shall no longer be required after the expiration of the Restricted Period.  In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, the transferee must, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(ii)                                  Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e)                                  Legends for Notes.

(i)                                     Except as permitted by the following paragraphs (ii), (iii), (iv) or (v) each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE

LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Note evidencing a Global Note offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

Each Definitive Note shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(ii)                                  Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iii)                               After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(iv)                              Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(v)                                 Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(f)                                   Cancellation or Adjustment of Global Note.  At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depository to the Trustee for cancellation or retained and canceled by the Trustee.  At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

(g)                                  Obligations with Respect to Transfers and Exchanges of Notes.

(i)                                     To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii)                                  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.6 of the Indenture).

(h)                                 Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(i)                                     The Company shall not be required to make and the Security Registrar need not register transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

(j)                                    All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(k)                                 No Obligation of the Trustee.

(i)                                     The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes.  All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note).  The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository.  The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

(ii)                                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.6                                    Definitive Notes.

(a)                                 A Global Note deposited with the Depository or with the Trustee as Notes Custodian pursuant to Section 2.4 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.5 and (i) the Depository (A) notifies the Company that the Depository is no longer willing or able to act as a depositary or clearing system for the Notes or (B) ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and, in either event, a successor depositary or clearing system is not appointed by the Company within 90 days of such notice or cessation, (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under the Indenture, or (iii) upon the occurrence and continuation of an Event of Default and the Depository notifies the Trustee of its decision to exchange the Global Note for Definitive Notes.

(b)                                 Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.6 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and upon Company Order the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.  Any portion of a Global Note transferred pursuant to this Section 2.6 shall be executed, authenticated and delivered only in denominations of $2,000 of principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as the Depository shall direct.  Any certificated Initial Note in the form of a Definitive Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.5, bear the Restricted Notes Legend.

(c)                                  The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(d)                                 In the event of the occurrence of any of the events specified in Section 2.6(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.1                                    Ratification.  The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 3.2                                    Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

Section 3.3                                    Governing Law.  THIS SUPPLEMENTAL INDENTURE AND EACH SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.4                                    Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Supplemental Indenture, the latter provision shall control.  If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.

ABBVIE INC.

By:	/s/ Valentine Yien
Name: Valentine Yien
Title: Vice President, Treasurer

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Grace A. Gorka
Name: Grace A. Gorka
Title: Vice President

EXHIBIT A1 — Form of 1.200% Senior Notes due 2015

[Insert appropriate legend(s), pursuant to Section 2.5(e) (i) of Supplemental Indenture]

ABBVIE INC.

1.200% Senior Notes due 2015

No.	$

CUSIP No.

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository.  This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A1-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of                Million Dollars ($            ), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 6, 2015 and to pay interest thereon from November 8, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 6 and November 6 in each year, commencing May 6, 2013, at the rate of 1.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A1-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: , 2012

ABBVIE INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A1-3

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of November 8, 2012 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $3,500,000,000.

The Securities of this series may be redeemed, at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 15 basis points.

In each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption.  Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption will specify, among other items, the redemption date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities to be redeemed.

The Company will notify the Trustee at least 45 days prior to the redemption date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date.  If less than all of the Securities of this series are to be redeemed, the Trustee shall select, not more than 45 days prior to the redemption date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities not previously redeemed by random lot.

A1-4

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such redemption date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does

A1-5

not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  The Treasury Rate shall be calculated on the third New York Business Day preceding the redemption date.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.  Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A1-6

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Securities of this series initially will be fully and unconditionally guaranteed on a unsecured, unsubordinated basis by Abbott Laboratories (the “Guarantor”), pursuant to its guarantee (the “Parent Guarantee”) made under the terms and provisions of a Guarantee Agreement dated November 8, 2012, between the Guarantor and the Trustee (the “Guarantee Agreement”).  The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Securities and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository.  This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*         *         *

A1-7

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                           principal amount of Securities held in (check applicable space)        book-entry or        definitive form by                                                                                   (the “Transferor”).

The Transferor (check one box below):

☐                               has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                               has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)                                 ☐                                    to the Company; or

(2)                                 ☐                                    pursuant to an effective registration statement under the Securities Act of 1933; or

(3)                                 ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)                                 ☐                                    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)                                 ☐                                    pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of

A1-8

the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

A1-9

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A1-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                            as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A1-11

EXHIBIT A2 — Form of 1.750% Senior Notes due 2017

[Insert appropriate legend(s), pursuant to Section 2.5(e) (i) of Supplemental Indenture]

ABBVIE INC.

1.750% Senior Notes due 2017

No.	$

CUSIP No.

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository.  This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A2-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of               Million Dollars ($            ), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 6, 2017 and to pay interest thereon from November 8, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 6 and November 6 in each year, commencing May 6, 2013, at the rate of 1.750% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A2-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: , 2012

ABBVIE INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A2-3

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of November 8, 2012 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $4,000,000,000.

The Securities of this series may be redeemed, at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points.

In each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption.  Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption will specify, among other items, the redemption date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities to be redeemed.

The Company will notify the Trustee at least 45 days prior to the redemption date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date.  If less than all of the Securities of this series are to be redeemed, the Trustee shall select, not more than 45 days prior to the redemption date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities not previously redeemed by random lot.

A2-4

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such redemption date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does

A2-5

not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  The Treasury Rate shall be calculated on the third New York Business Day preceding the redemption date.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.  Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A2-6

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Securities of this series initially will be fully and unconditionally guaranteed on a unsecured, unsubordinated basis by Abbott Laboratories (the “Guarantor”), pursuant to its guarantee (the “Parent Guarantee”) made under the terms and provisions of a Guarantee Agreement dated November 8, 2012, between the Guarantor and the Trustee (the “Guarantee Agreement”).  The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Securities and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository.  This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*            *            *

A2-7

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                           principal amount of Securities held in (check applicable space)        book-entry or        definitive form by                                                                                               (the “Transferor”).

The Transferor (check one box below):

☐                               has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                               has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)                                 ☐                                    to the Company; or

(2)                                 ☐                                    pursuant to an effective registration statement under the Securities Act of 1933; or

(3)                                 ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)                                 ☐                                    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)                                 ☐                                    pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of

A2-8

the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

A2-9

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A2-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                            as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A2-11

EXHIBIT A3 — Form of 2.000% Senior Notes due 2018

[Insert appropriate legend(s), pursuant to Section 2.5(e) (i) of Supplemental Indenture]

ABBVIE INC.

2.000% Senior Notes due 2018

No.	$

CUSIP No.

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository.  This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A3-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of               Million Dollars ($            ), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 6, 2018 and to pay interest thereon from November 8, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 6 and November 6 in each year, commencing May 6, 2013, at the rate of 2.000% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A3-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: , 2012

ABBVIE INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A3-3

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of November 8, 2012 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,000,000,000.

The Securities of this series may be redeemed, at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points.

In each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption.  Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption will specify, among other items, the redemption date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities to be redeemed.

The Company will notify the Trustee at least 45 days prior to the redemption date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date.  If less than all of the Securities of this series are to be redeemed, the Trustee shall select, not more than 45 days prior to the redemption date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities not previously redeemed by random lot.

A3-4

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such redemption date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does

A3-5

not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  The Treasury Rate shall be calculated on the third New York Business Day preceding the redemption date.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.  Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A3-6

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Securities of this series initially will be fully and unconditionally guaranteed on a unsecured, unsubordinated basis by Abbott Laboratories (the “Guarantor”), pursuant to its guarantee (the “Parent Guarantee”) made under the terms and provisions of a Guarantee Agreement dated November 8, 2012, between the Guarantor and the Trustee (the “Guarantee Agreement”).  The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Securities and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository.  This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*              *              *

A3-7

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                           principal amount of Securities held in (check applicable space)        book-entry or        definitive form by                                                                                               (the “Transferor”).

The Transferor (check one box below):

☐                               has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                               has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)                                 ☐                                    to the Company; or

(2)                                 ☐                                    pursuant to an effective registration statement under the Securities Act of 1933; or

(3)                                 ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)                                 ☐                                    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)                                 ☐                                    pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of

A3-8

the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

A3-9

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A3-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                            as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A3-11

EXHIBIT A4 — Form of 2.900% Senior Notes due 2022

[Insert appropriate legend(s), pursuant to Section 2.5(e) (i) of Supplemental Indenture]

ABBVIE INC.

2.900% Senior Notes due 2022

No.	$

CUSIP No.

[This Security is a Security in a definitive form within the meaning of the Indenture hereinafter referred to and is registered in the name of [Abbott Laboratories][Morgan Stanley & Co. LLC], or registered assigns.]

[This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A4-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co., as nominee for The Depository Trust Company][Abbott Laboratories][Morgan Stanley & Co. LLC], or registered assigns, the principal sum of               Million Dollars ($            ), [or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto,] on November 6, 2022 and to pay interest thereon from November 8, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 6 and November 6 in each year, commencing May 6, 2013, at the rate of 2.900% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:          , 2012

ABBVIE INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

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[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of November 8, 2012 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $3,100,000,000.

The Securities of this series may be redeemed, at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 25 basis points.

In each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption.  Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption will specify, among other items, the redemption date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities to be redeemed.

The Company will notify the Trustee at least 45 days prior to the redemption date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date.  If less than all of the Securities of this series are to be redeemed, the Trustee shall select, not more than 45 days prior to the redemption date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities not previously redeemed by random lot.

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“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such redemption date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does

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not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  The Treasury Rate shall be calculated on the third New York Business Day preceding the redemption date.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.  Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

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The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Securities of this series initially will be fully and unconditionally guaranteed on a unsecured, unsubordinated basis by Abbott Laboratories (the “Guarantor”), pursuant to its guarantee (the “Parent Guarantee”) made under the terms and provisions of a Guarantee Agreement dated November 8, 2012, between the Guarantor and the Trustee (the “Guarantee Agreement”).  The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Securities and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository.  This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.]

*                                         *                                         *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                           principal amount of Securities held in (check applicable space)        book-entry or        definitive form by                                                                               (the “Transferor”).

The Transferor (check one box below):

☐                               has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal                                                 amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                               has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)                                 ☐                                    to the Company; or

(2)                                 ☐                                    pursuant to an effective registration statement under the Securities Act of 1933; or

(3)                                 ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)                                 ☐                                    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)                                 ☐                                    pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of

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the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

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[SCHEDULE OF EXCHANGES]

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer [this Security][$                    aggregate principal amount of Senior Notes with CUSIP No(s).                            (and)                     ] to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                            as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT A5 — Form of 4.400% Senior Notes due 2042

[Insert appropriate legend(s), pursuant to Section 2.5(e) (i) of Supplemental Indenture]

ABBVIE INC.

4.400% Senior Notes due 2042

No.	$

CUSIP No.

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository.  This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

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ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of               Million Dollars ($            ), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 6, 2042 and to pay interest thereon from November 8, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 6 and November 6 in each year, commencing May 6, 2013, at the rate of 4.400% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:          , 2012

ABBVIE INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

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[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of November 8, 2012 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $2,600,000,000.

The Securities of this series may be redeemed, at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points.

In each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption.  Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption will specify, among other items, the redemption date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities to be redeemed.

The Company will notify the Trustee at least 45 days prior to the redemption date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date.  If less than all of the Securities of this series are to be redeemed, the Trustee shall select, not more than 45 days prior to the redemption date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities not previously redeemed by random lot.

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“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such redemption date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does

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not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  The Treasury Rate shall be calculated on the third New York Business Day preceding the redemption date.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.  Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

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The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Securities of this series initially will be fully and unconditionally guaranteed on a unsecured, unsubordinated basis by Abbott Laboratories (the “Guarantor”), pursuant to its guarantee (the “Parent Guarantee”) made under the terms and provisions of a Guarantee Agreement dated November 8, 2012, between the Guarantor and the Trustee (the “Guarantee Agreement”).  The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Securities and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository.  This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*     *     *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                           principal amount of Securities held in (check applicable space)        book-entry or        definitive form by                                                    (the “Transferor”).

The Transferor (check one box below):

☐                               has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                               has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)                                 ☐                                    to the Company; or

(2)                                 ☐                                    pursuant to an effective registration statement under the Securities Act of 1933; or

(3)                                 ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)                                 ☐                                    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)                                 ☐                                    pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of

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the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

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SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                            as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT A6 — Form of Floating Rate Senior Notes due 2015

[Insert appropriate legend(s), pursuant to Section 2.5(e) (i) of Supplemental Indenture]

ABBVIE INC.

Floating Rate Senior Notes due 2015

No.	$

CUSIP No.

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository.  This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

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ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of               Million Dollars ($            ), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 6, 2015 (the “Floating Rate Note Maturity Date”) and to pay interest thereon from November 8, 2012 or from the most recent Floating Rate Note Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly on February 6, May 6, August 6 and November 6 in each year, commencing February 6, 2013, at a rate per annum determined in accordance with the provisions set forth on the reverse hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Floating Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Floating Rate Note Interest Payment Date (whether or not a Business Day).  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:          , 2012

ABBVIE INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

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[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of November 8, 2012 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $500,000,000.

The Securities of this series may not be redeemed prior to maturity.

The Securities of this series do not provide for a sinking fund.

Interest payable on any Floating Rate Note Interest Payment Date (as defined herein) or the Floating Rate Note Maturity Date (as defined herein) shall be the amount accrued from, and including, the immediately preceding Floating Rate Note Interest Payment Date in respect of which interest has been paid or duly provided for (or, with respect to the first Floating Rate Note Interest Payment Date only, beginning on November 8, 2012) to, but excluding, such Floating Rate Note Interest Payment Date or Floating Rate Note Maturity Date, as the case may be (each, a “Floating Rate Note Interest Period”).

Interest on the Securities of this series shall be payable quarterly in arrears on February 6, May 6, August 6 and November 6 of each year, beginning on February 6, 2013 (each such date, a “Floating Rate Note Interest Payment Date”), to the persons in whose names the Securities of this series are registered at the close of business on the date that is fifteen calendar days prior to the relevant Floating Rate Note Interest Payment Date (whether or not a Business Day). If any Floating Rate Note Interest Payment Date, other than the Floating Rate Note Maturity Date, is not a New York Business Day, the interest payment due on such day shall be made on the next succeeding day that is a New York Business Day; provided, that if the next succeeding day that is a New York Business Day is in the next succeeding calendar month, the interest payment due on such Floating Rate Note Interest Payment Date shall be made on the immediately preceding New York Business Day. If the Floating Rate Note Maturity Date is not a New York Business Day, the principal amount of the Securities of this series plus accrued and unpaid interest thereon shall be paid on the next succeeding day that is a New York Business Day and no interest shall accrue in respect of the delay in such payment, for the Floating Rate Note Maturity Date or any day thereafter.

The Securities of this series will bear interest for each Floating Rate Note Interest Period at a rate per annum calculated by the Calculation Agent, equal to the then-applicable Three-Month LIBOR, determined on the applicable Interest Determination Date plus 0.760% (76 basis points). Interest on the Securities of this series will be calculated on the basis of the actual

A6-4

number of calendar days in the calculation period divided by 360. The “Calculation Agent” shall be the agent appointed by the Company to calculate the interest rate on the Securities of this series and will initially be the Trustee. The Calculation Agent shall calculate the interest rate and amount of interest to be paid for each Floating Rate Note Interest Period in accordance with the foregoing and notify the Paying Agent thereof. All calculations made by the Calculation Agent shall in the absence of manifest error be conclusive for all purposes and binding on the Company, the Trustee and the Holders of the Securities of this series. For so long as Three-Month LIBOR is required to be determined with respect to the Securities of this series, the Company shall have a Calculation Agent. In the event that the Calculation Agent is unable or unwilling to act, the Calculation Agent fails to duly establish Three-Month LIBOR for any Interest Period or the Company proposes to remove the Calculation Agent, the Company shall appoint itself or another person that is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

“Interest Determination Date” means the second London Business Day immediately preceding the applicable Interest Reset Date. The Interest Determination Date for the initial Floating Rate Note Interest Period will be November 6, 2012 (the second London Business Day immediately preceding settlement for the Securities of this series).

“Interest Reset Date” means the first day of each Floating Rate Note Interest Period other than the initial Floating Rate Note Interest Period.

“London Business Day” means a day on which commercial banks are open for business (transacting dealings in U.S. dollars) in London.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

The “Three-Month LIBOR,” for any Interest Determination Date, will be the offered rate for deposits in the London interbank market in U.S. dollars having an index maturity of three months, as such rate appears on the Reuters Page LIBOR 01 (or on such other page as may replace Reuters Page LIBOR 01 on that service, or, if on such Interest Determination Date, the Three-Month LIBOR does not appear or is not available on the designated Reuters Page, the Bloomberg L.P. page “BBAM” or such other page as may replace the Bloomberg L.P. page “BBAM” on that service) as of approximately 11:00 a.m., London time, on such Interest Determination Date.  If Three-Month LIBOR does not appear on either of the pages described above, the Three-Month LIBOR, in respect of such Interest Determination Date, will be determined as follows: the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the Three-Month LIBOR on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are

A6-5

provided, then the Three-Month LIBOR on such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major reference banks in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, the Three-Month LIBOR determined as of such Interest Determination Date will be the Three-Month LIBOR in effect prior to such Interest Determination Date.

Notwithstanding the foregoing, the interest rate shall in no event be higher than the maximum rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.  Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where

A6-6

the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Securities of this series initially will be fully and unconditionally guaranteed on a unsecured, unsubordinated basis by Abbott Laboratories (the “Guarantor”), pursuant to its guarantee (the “Parent Guarantee”) made under the terms and provisions of a Guarantee Agreement dated November 8, 2012, between the Guarantor and the Trustee (the “Guarantee Agreement”).  The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Securities and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository.  This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                           principal amount of Securities held in (check applicable space)        book-entry or        definitive form by                                                    (the “Transferor”).

The Transferor (check one box below):

☐                               has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                               has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)                                 ☐                                    to the Company; or

(2)                                 ☐                                    pursuant to an effective registration statement under the Securities Act of 1933; or

(3)                                 ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)                                 ☐                                    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)                                 ☐                                    pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of

A6-8

the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:
By:

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SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A6-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                            as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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